UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



    Date of Report (Date of Earliest Event Reported):       November 26, 1996



                         CONSUMERS FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                  PENNSYLVANIA
                 (State or Other Jurisdiction of Incorporation)

               0-2616                                              23-1666392
      (Commission File No.)                                       (I.R.S.
Employer
                                                            Identification No.)



1200 Camp Hill By-Pass, Camp Hill, Pennsylvania                   17011-3774
      (Address of Principal Executive Offices)
(Zip Code)


                                  717-761-4230
              (Registrant s Telephone Number, Including Area Code)

                             FORM 8-K CURRENT REPORT



ITEM 4. Changes in Registrant s Certifying Accountant

        On November 26, 1996, Ernst & Young LLP ( E&Y ) advised the Registrant that it could no longer continue as the Registrant s independent public accountants, and that it could not perform the audit of the Registrant s 1996 financial statements. E&Y made this determination because it had provided certain financial advisory services to the Registrant in connection with the Registrant s efforts to sell or merge its business operations. These services, in E&Y s judgment, impaired the firm s independence as it relates to the Registrant s 1996 financial statements. E&Y further advised the Registrant that its independence with respect to the Registrant s 1995 financial statements was not impaired; however E&Y recommended that the Registrant retain new auditors to re-audit the 1995 financial statements to avoid any delays that might otherwise arise in the filing and review of a proxy statement covering the proposed merger of the Registrant with a subsidiary of LaSalle Group, Inc., or periodic reports to be filed thereafter.

        None of E&Y s reports on the Registrant s financial statements for the past two years contained an adverse opinion or disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles. Further, during the two most recent fiscal years and the subsequent interim periods of 1996, there have been no disagreements between the
Registrant and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, and no reportable events have occurred.

        E&Y s decision that it could not perform the audit of the Registrant s 1996 financial statements was acknowledged by the Audit Committee of the Registrant s Board of Directors on November 26, 1996. On the same date, the Audit Committee acted to retain Arthur Andersen LLP to perform the audit of the Registrant s 1996 financial statements and the re-audit of the 1995 financial statements. Arthur Andersen has verbally accepted these engagements, subject to completion of its normal due diligence procedures with respect to the Registrant.

        The Registrant has requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements contained herein. A copy of E&Y s letter to the Securities and Exchange Commission dated December 4, 1996, is filed as Exhibit 16.1 to this Form 8-K.



ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits
        (a)  Financial Statements of Business Acquired
            Not Applicable
        (b)  Pro Forma Financial Information
            Not Applicable
        (c)  Exhibits
            16.1  Letter from Ernst & Young LLP



                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          CONSUMERS FINANCIAL CORPORATION
                                                                   Registrant




Date   December 4, 1996                       By               /S/ James C.
Robertson
                                                James C. Robertson, President
                                                and Chief Executive Officer




Date   December 4, 1996                       By              /S/ R. Fredric
Zullinger
            R. Fredric Zullinger
                                                Senior Vice President, Chief
                     Financial
                                                Officer and Treasurer